EXHIBIT 10.2

Prepared by and Record and Return to:

Ballard Spahr LLP (RKV)

2000 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

Telephone:  (612) 371-3211

AMENDMENT
TO
FUTURE ADVANCE MORTGAGE AND SECURITY AGREEMENT AND

FIXTURE FINANCING STATEMENT AND ASSIGNMENT OF LEASES AND RENTS – MORTGAGE – COLLATERAL REAL ESTATE MORTGAGE

THIS AMENDMENT TO FUTURE ADVANCE MORTGAGE AND SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT AND ASSIGNMENT OF LEASES AND RENTS – MORTGAGE – COLLATERAL REAL ESTATE MORTGAGE (the “Amendment”) is made effective as of August 7, 2019, by and between ABE SOUTH DAKOTA, LLC, a Delaware limited liability company (“Borrower”), with an address at 8000 Norman Center Drive, Suite 610, Bloomington, Minnesota 55437, and AGCOUNTRY FARM CREDIT SERVICES, PCA, a federal production credit association (“Lender”), with an address at 1900 44th Street South, Fargo, North Dakota 58108.

RECITALS:

A.Pursuant to that certain Master Credit Agreement by and between the Borrower and Lender dated as of December 29, 2015 (as amended, restated, supplemented or otherwise modified from time to time and in effect on the date hereof, the “Credit Agreement”), the Lender has agreed to make certain loans to the Borrower under certain supplements to the Credit Agreement, including new loans made as of the date hereof, in the aggregate amount of up to Forty-One Million Five Hundred Thousand and no/100 Dollars ($41,500,000) (collectively, the “Loan”).

B.Borrower’s obligations under the Credit Agreement are secured by, among other things, a (i) Future Advance Mortgage and Security Agreement and Fixture Financing Statement and Assignment of Leases and Rents – Mortgage – Collateral Real Estate Mortgage dated December 29, 2015, and recorded in the office of the Brown County, South Dakota Register of Deeds on December 29, 2015, in Book 670 of Mortgage, page 812, No. 2015007186, and recorded in the office of the Beadle County, South Dakota Register of Deeds on December 29, 2015 in Disk M1g #838N as #102179, and an (ii) Amendment to Future Advance Mortgage and Security Agreement and Fixture Financing Statement and Assignment and Leases and Rents – Mortgage –

Collateral Real Estate Mortgage dated March 13, 2018, and recorded in the office of the Brown County, South Dakota Register of Deeds on March 14, 2018 in Book 681 of Mortgage, page 167, No. 201801276, and recorded in the office of the Beadle County, South Dakota Register of Deeds on March 15, 2018 in Disk1H #132Y as #109200, covering that certain property legally described on Exhibit A attached hereto (as it may be amended, restated, supplemented or otherwise modified from time to time,  referred to herein as the “Mortgage”).

C.At Borrower’s request, Lender has agreed to extend an additional loan in the aggregate principal amount of $6,500,000 to Borrower pursuant to the Fifth Supplement to the Master Credit Agreement (Short-Term Revolving Facility) dated of even date hereof (the “Fifth Supplement”) by and between Borrower and Lender, and that certain Revolving Credit Note dated of even date hereof given by Borrower in favor of Lender in the original principal amount of $6,500,000 (the “Revolving Credit Note”).

D.The parties desire to (i) increase the amount of indebtedness secured by the Mortgage to $41,500,000, (ii) amend the definition of the term “Loan” in the Mortgage to include the loans made under the Fifth Supplement; and (iii) amend the definition of the term “Note” in the Mortgage to include the Revolving Credit Note.

E.The parties further desire to amend the terms and conditions of the Mortgage to incorporate the changes set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties agree that the Mortgage is amended as follows:

1.The Mortgage is hereby amended to secure, in addition to all other indebtedness of Borrower under the Loan, all Borrower’s obligations under the Fifth Supplement, and all renewals, amendments, modifications and replacements thereof, all sums advanced thereon and all sums repaid and then readvanced thereon, whether required or discretionary, together with all interest, late charges, and other amounts due to Lender under the Credit Agreement.

2.The Mortgage is amended to add the additional principal indebtedness due under the Fifth Supplement, so that the amended maximum principal indebtedness secured by the Mortgage is $41,500,000.  This Amendment secures, inter alia, the obligations which may provide for obligatory future advances, which when made, shall have the same priority as advances made on the date hereof whether or not (i) any advances were made on the date hereof and (ii) any indebtedness is outstanding at the time any advance is made.

3.The definition of the term “Loan” in the Mortgage is hereby amended to include the loans made under the Fifth Supplement.

4.The definition of the term “Note” in the Mortgage is hereby amended to include the Revolving Credit Note given pursuant to the Fifth Supplement.

5.Except as modified herein, all of the terms and conditions of the Mortgage remain unchanged and in full force and effect as of the date hereof and are hereby ratified by the Lender

2

and Borrower.  All capitalized terms not separately defined herein shall have the meanings assigned to them in the Mortgage.

[SIGNATURE PAGES FOLLOW]

3

EXHIBIT 10.2

IN WITNESS WHEREOF, this Amendment is executed as of the date first written above.

BORROWER:

ABE SOUTH DAKOTA, LLC

By:/s/Richard R. Peterson

Name: Richard R. Peterson

Its:    President and Chief Executive Officer

STATE OF MINNESOTA)

) ss.

COUNTY OF HENNEPIN )

On this 5th day of August 2019, before me personally appeared Richard R. Peterson, to me known, who being by me duly sworn, did say that he is the President and Chief Executive Officer of ABE SOUTH DAKOTA, LLC, a Delaware limited liability company, that said instrument was signed on behalf of said limited liability company, and acknowledged said instrument to be the free act and deed of said limited liability company.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

/s/Julie Pierce

Print Name:  Julie Pierce

Notary Public

My Commission Expires:  1-31-20

Remainder of this page intentionally left blank.
Additional signature page follows.

SIGNATURE PAGE TO AMENDMENT TO MORTGAGE

EXHIBIT 10.2

IN WITNESS WHEREOF, this Amendment is executed as of the date first written above.

LENDER:

AGCOUNTRY FARM CREDIT SERVICES, PCA

By:/s/Jessica Bernstien

Name: Jessica Bernstien

Its:    Vice President – Agribusiness and

Capital Markets

STATE OF NORTH DAKOTA)

   ) ss.

COUNTY OF CASS)

On this 2nd day of August 2019, before me personally appeared Jessica Bernstien, to me known, who being by me duly sworn, did say that she is the Vice President – Agribusiness and Capital Markets of AGCOUNTRY FARM CREDIT SERVICES, PCA, a federal production credit association, that said instrument was signed on behalf of said association, and acknowledged said instrument to be the free act and deed of said association.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

/s/Peggy Pitsenbarger

Print Name:  Peggy Pitsenbarger

Notary Public

My Commission Expires:  8-5-2020

SIGNATURE PAGE TO AMENDMENT TO MORTGAGE

EXHIBIT 10.2

EXHIBIT A

LEGAL DESCRIPTION

Legal Description of Owned Land

Huron, Beadle County, SD:

Parcel 1: Outlot “U” (except the North 85 feet of the West 617 feet thereof), a part of Outlot “O” of Outlots “O” & “K” of Griffith’s Subdivision, a part of the SW 1/4 of Section 35, Township 111, Range 62, Beadle County, South Dakota.

Parcel 2: Lot Al, a part of Outlot “O” of Outlots “O” & “K” of Griffith’s Subdivision, a part of the SW 1/4 of Section 35, Township 111, Range 62, City of Huron, Beadle County, South Dakota.

Parcel 5: Gitchell Triangle Outlot of SW 1/4 of SW 1/4 of Section 35, Township 111, Range 62, City of Huron; Lots B1, B2, and Cl, a part of Outlot “O” of Outlots “O” and “K” of Griffith’s Subdivision, a part of the SW 1/4 of Section 35, Township 111, Range 62; City of Huron; and the West 125 feet of the North 895.15' of Outlot “O” of Outlots “O” and “K” of Griffith’s Subdivision, a part of the SW 1/4 of Section 35, Township 111, Range 62, City of Huron; Beadle County, South Dakota.

Parcel 6: Lot 1, ABE Railroad Addition, a part of the SE 1/4 and the SW 1/4 of Section 34, Township 111, Range 62, Beadle County, South Dakota.

Aberdeen, Brown County, SD:

Parcel I:  Lot 4, Wheat Grower's West Subdivision in the North Half of Section 21, Township 123 North, Range 64 West of the 5th P.M., according to the plat thereof of record, Brown County, South Dakota.

Parcel II:  Lot 2, HGF Addition in the Northeast Quarter of Section 21, Township 123 North, Range 64 West of the 5th P.M., according to the plat thereof of record, Brown County, South Dakota.

Parcel III:  Lot 1, MDU-NBPL subdivision in the Southwest Quarter of Section 24, Township 123 North, Range 65 West of the 5th P.M., according to the plat thereof of record, Brown County, South Dakota.

Parcel IV:  Outlot 1, Heartland Grain Fuels Outlots, in the North Half of Section 20, Township 123 North, Range 64 West of the 5th P.M., according to the plat thereof of record, Brown County, South Dakota.

Legal Description of Leased Land and Leases

Huron, Beadle County, SD:

Parcel 3: Gilbert Outlot No. 1, a part of the E 1/2 SE 1/4 and a part of Lot A of the SE 1/4 SE 1/4 of Section 34, Township 111, Range 62 (except Mies Outlot 1 and Lot H-1 platted therein), City of Huron, Beadle County, South Dakota;

Lease dated October 1, 2007 between South Dakota Wheat Growers Association, as lessor, and Heartland Grain Fuels, L.P., now known as ABE South Dakota, LLC, as lessee, and evidenced by that certain Memorandum of Lease dated October 1, 2007 and recorded October 15, 2007 in Disk 1g, #984N, in the Register of Deeds Office in Beadle County, South Dakota.

Parcel 4: The North 180 feet and the North 375 feet of the East 170 feet of Outlot “P”, a part of Outlot “O” of Outlots “O” & “K” of Griffith’s Subdivision, a part of the SW1/4 of Section 35, Township 111, Range 62, City of Huron; Beadle County, South Dakota;

Ground Lease dated May 1, 1998 between Farmland Industries, Inc., as lessor, and Heartland Grain Fuels, L.P., now known as ABE South Dakota, LLC, as lessee, as amended by that certain First Amendment to Lease dated February 10, 2006 and evidenced by that certain Memorandum of Lease dated May 1, 1998 and recorded August 28, 1998 in Disk 2C, #1819, in the Register of Deeds Office in Beadle County, South Dakota, and that certain Memorandum of Lease dated May 1, 1998 and recorded January 14, 1999 in Disk 1D, #630, in the Register of Deeds Office in Beadle County, South Dakota, and that certain First Amendment to Memorandum of Ground Lease dated February 10, 2006 and recorded February 14, 2006 at 10:30 AM, in Disk 1g, # 286J by and between Land O'Lakes Purina Feed LLC, a Delaware limited liability company and Heartland Grain Fuels, L.P., a limited partnership.

Assignment and Assumption of Ground Lease by and between Reorganized FLI, Inc., a Kansas corporation, formerly known as Farmland Industries, Inc., and J.P. Morgan Trust Company, National Association, as Trustee of the FI Liquidating Trust under FI Liquidating Trust Agreement dated May 1, 2004 (hereinafter "Assignor") and Land O'Lakes Farmland Feed LLC, a Delaware limited liability company (hereinafter "Assignee" or "Lessor") and Heartland Grain Fuels, L.P., a limited partnership (hereinafter "Lessee") filed Nov. 10, 2004 at 10:45 AM and recorded in Disk 1g, # 423d records of Beadle County, South Dakota.

Aberdeen, Brown County, SD:

Parcel V:  Lot 3, Wheat Grower's West Subdivision in the North Half of Section 21, Township 123 North, Range 64 West of the 5th P.M., according to the plat thereof of record, Brown County, South Dakota

Lease dated October 1, 2007 between South Dakota Wheat Growers Association, as lessor, and Heartland Grain Fuels, L.P., now known as ABE South Dakota, LLC, as lessee, and evidenced by that certain Memorandum of Lease dated October 1, 2007 and recorded October 15, 2007 in Book 133 MR, page 165, in the Register of Deeds Office in Brown County, South Dakota.

Easements and Easement Parcels

Huron, Beadle County, SD

Parcel 7:  Together with the following easement:

1.

Appurtenant easement for Overhead Conveyor as described in Overhead Conveyor Easement filed June 28, 2006 in Disk 1g, #347K, as amended by Consent and Joinder dated _______________, filed _____________ in Disk ______, #__________.

Aberdeen, Brown County, SD

Parcel VI:  Together with the following easements:

1.

Pipeline Easement by Owner between Heartland Grain Fuels and Steven Holm and JoAnn Holm dated May 15, 2007 and recorded June 11, 2007 in the Register of Deeds' Office in Brown County, South Dakota in Book 132 MR, Page 781 over, under and across the land described as follows:  The North Forty (40) feet of Lot Two (2) Wheat Grower's West Subdivision in the North Half (N 1/2) of Section Twenty-one (21) T-123N, R-64W of the 5th P.M.

2.

Pipeline Easement by Owner between Heartland Grain Fuels and Donald Mitzel a/k/a Don Mitzel and Archie Mitzel dated May 16, 2007 and recorded June 11, 2007 in the Register of Deeds' Office in Brown County, South Dakota in Book 132 MR, Page 782 over, under and across the land described as follows:  The North Forty-five (45) feet of Lot One (1) Wheat Grower's West Subdivision in the North Half (N 1/2) of Section Twenty-one (21) T-123N, R-64W of the 5th P.M.

3.	Pipeline Easement by Owner between Heartland Grain Fuels and Don Mitzel, a/k/a Donald Mitzel and Dennis Mitzel dated April 6, 2007 and recorded June 11, 2007 in the Register of

Deeds' Office in Brown County, South Dakota in Book 132 MR, Page 783 over, under and across the land described as follows:  A Fifty (50) foot wide easement strip lying in the West Half (W 1/2) of Section Twenty-four (24) in T-123N, R-65W of the 5th P.M., and said strip being Twenty-five (25) feet Left and Twenty-five (25) Right of the following centerline description: beginning at the West Quarter corner of said Section Twenty-four (24), thence South One Hundred and Fifty (150) feet, thence S89°28’01"E., Seventy-five (75) feet to the true point of beginning, thence N00°41'18"E., One Hundred and Twenty-five (125) feet, thence S89°28’01"E., Eight Hundred Twenty (820) feet, thence N44°28'01"E, Seventy-three (73) feet, thence S89°28’01"E., One Thousand Seven Hundred Seventy-two and Sixty Hundredths (1772.60) feet to the point of terminus and said point being the East line of the West Half (W 1/2) of said Section Twenty-four (24).

4.

Pipeline Easement by Owner between Heartland Grain Fuels and Jake Jundt dated April 9, 2007 and recorded June 11, 2007 in the Register of Deeds' Office in Brown County, South Dakota in Book 132 MR, Page 784 over, under and across the land described as follows: A fifty (50) foot wide strip of land lying in Replat of Schwab Outlot One (1), in the Northeast Quarter, (NE 1/4), and the Northwest Quarter, (NW 1/4), and the Southwest Quarter, (SW 1/4) of Section Twenty (20), T-123N, R-64W., of the 5th P.M., and said strip being Thirty-five (35) feet Left (North) and Fifteen (15) feet Right (South) of the following surveyed line description, beginning at the Northwest corner of said Replat of Schwab Outlot One (1), thence South and along the West line of said Replat of Schwab Outlot One (1) Seventeen Hundred (1700) feet and the true point of beginning, thence S89°25'00"E., a distance of One Thousand, Two Hundred, Six and Twenty-five Hundredths (1206.25) feet to a point on the East line of said Replat of Schwab Outlot One (1) and the point of terminus.

5.

Pipeline Easement by Owner between Heartland Grain Fuels and Thomas Eilers and Peggy Eilers dated April 9, 2007 and recorded June 11, 2007 in the Register of Deeds' Office in Brown County, South Dakota in Book 132 MR, Page 785 over, under and across the land described as follows:  A Fifty (50) foot wide strip of land lying in the North Half (N1/2) of Section Nineteen (19), Township 123 North, Range 64 West of the 5th P.M., and said strip being Fifteen (15) feet Left (South) and Thirty-five (35) feet Right (North) of the following surveyed line description: Beginning at the East Quarter corner of Section Nineteen (19), thence North and along the East line of said Section Nineteen (19), a distance of Eight Hundred and Ninety-six (896) feet and the true point of beginning, thence N89 degrees 18 minutes 42 seconds W., a distance of Two Thousand Eight Hundred Sixty-seven and Eighty-five Hundredths (2867.85) feet, thence S00 degrees 41 minutes 18 seconds W., Eight Hundred and Eighty-one (881) feet, thence N89 degrees 18 minutes 42 seconds W., Two Thousand Seven Hundred Twenty-six and Fifty-eight Hundredths (2726.58) feet to the point of terminus, and said point being on the West line of said Section Nineteen (19) AND A Fifty (50) foot wide strip of land lying in Lot One (1) of Crady's Subdivision, a subdivision in the Northwest Quarter and Southwest Quarter of Section Twenty (20), T-123N., R-64W., of the 5th P.M., and said strip being Fifteen (15) feet Right (South) and Thirty-five (35) feet Left (North) of the following surveyed line description: Beginning at the Northwest Corner of the Northwest Quarter (NW1/4) of said Section (20), thence S00 degrees 07 minutes 56 seconds W., One Thousand Seven Hundred Fifty (1750) feet and the true point of beginning, thence S89 degrees 25 minutes 00 seconds E., a distance of One Thousand Two Hundred Forty-eight and Seventy-five Hundredths

(1248.75) feet and the point of terminus, and said point being on the East line of said Lot One (1) Crady's Subdivision.

6.

Pipeline Easement by Owner between Heartland Grain Fuels and Griff's Place, a limited liability partnership dated April 17, 2007 and recorded June 11, 2007 in the Register of Deeds' Office in Brown County, South Dakota in Book 132 MR, Page 786 over, under and across the land described as follows:  The North Forty-five (45) feet of Lot "A" of the Replat of Block Four (4), Evelo's Subdivision in the Northwest Quarter (NW 1/4) of Section Twenty-one (21), T-123N, R-64W of the 5th P.M.

7.

Pipeline Easement by Owner between Heartland Grain Fuels and Leona Vilhauer dated April 16, 2007 and recorded June 11, 2007 in the Register of Deeds' Office in Brown County, South Dakota in Book 132 MR, Page 787 over, under and across the land described as follows:  The South Fifty (50) feet of Northeast Quarter (NE 1/4) of Section Twenty-four (24) in T-123N, R-65W of the 5th P.M.

8.

Pipeline Easement by Owner between Heartland Grain Fuels and Vernon Schwab and Roylene Schwab dated February 28, 2006 and recorded April 3, 2007 in the Register of Deeds’ Office in Brown County, South Dakota  in Book 132 MR, Page 633 over, under and across the land described as follows: A Fifty (50) foot wide strip of land lying in that part of the Northeast Quarter (NE ¼) lying North of the Railroad Right-of-way and the unplatted portion of the Northwest Quarter (NW ¼) lying North of the Railroad Right-of-way, all in Section Twenty (20), Township One Hundred Twenty-three (123) North, Range Sixty-four (64) West of the 5th PM, and said strip being Twenty-five (25) feet Left and Twenty-five (25) feet Right of the installed natural gas pipeline.